UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       September 20, 2007

ALDILA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21872	13-3645590
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14145 Danielson St., Ste. B, Poway, California	92064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (858) 513-1801

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING INFORMATION Certain statements made in this Form 8-K, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K and our Forms 10-Q and 8-K.

Item 8.01 Other Events

On September 20, 2007, Aldila, Inc. (the “Company”) issued a press release announcing that it has extended the deadline for shareholders to respond to its pending “Dutch auction” tender offer to acquire shares of its common stock.  The new deadline for shareholders to respond will be at 5:00 p.m. New York time, on September 28, 2007, unless extended further.

The decision to extend the deadline was made to be sure shareholders can consider the possible impact of an industrial accident which occurred at the Company’s facility in Zhuhai, China on Tuesday, September 18, 2007 (local time).  The Company is continuing to investigate the circumstances surrounding the accident, but preliminary reports indicate an explosion occurred during routine maintenance resulting in the death of one employee and the injury of another.  Damage at the facility was limited to a section on the ground floor of a seven story building in an area that contained a refrigeration/storage unit.   A portion of the raw material stored in that unit also sustained damage.  The Company suspended production at the site until completion of an investigation of the event by the local authorities.  At this time the Company believes production at the facility will resume in a short period of time.

The Company does not currently believe these events will have a material affect on its ability to fulfill customers’ orders or on its financial results for the current period.  The event in China is expected to have no impact on production at the Company’s facilities in Poway, California, Tijuana, Mexico, or Ho Chi Minh City, Vietnam.

Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No.             Description

99.1                                                                           Press Release dated September 20, 2007.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALDILA, INC.

Dated: September 20, 2007	By:	/s/ Robert J. Cierzan
	Name:	Robert J. Cierzan
	Title:	Vice President, Secretary
and Treasurer